FRONTEGRA FUNDS, INC.

SUPPLEMENT TO PROSPECTUS

dated October 29, 2004

Frontegra Total Return Bond Fund

Frontegra Investment Grade Bond Fund

Frontegra Asset Management, Inc. (“Frontegra”) has agreed to amend its expense cap agreement with the Frontegra Total Return Bond Fund and the Frontegra Investment Grade Bond Fund (each, a “Fund” and collectively, the “Funds”) to provide that, effective June 1, 2005, Frontegra will waive its management fee and/or reimburse the Funds’ operating expenses to the extent necessary to ensure that the total operating expenses for each Fund do not exceed 0.20%.

Accordingly, the information contained under “Fees and Expenses of the Funds” on Page 9 of the Prospectus is superceded as follows:

	Total Return	Investment Grade
	Bond Fund	Bond Fund
Shareholder Fees
(fees paid directly from your investment)(1)	NONE	NONE

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)(2)
Management Fees	0.40%	0.42%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses	0.107%	0.20%
Total Annual Fund Operating Expenses	0.507%	0.62%
Fee Waiver/Expense Reimbursement(3)	(0.307%)	(0.42%)
Net Expenses	0.20%	0.20%

________________________

(1)  The Funds will charge a service fee of $25 for checks that do not clear.

(2)  Stated as a percentage of a Fund’s average daily net assets.

(3)  Pursuant to an expense cap agreement effective June 1, 2005 between Frontegra and Frontegra Funds, Inc., Frontegra agreed to waive its management fee and/or reimburse the operating expenses to the extent necessary to ensure that each Fund’s total operating expenses do not exceed 0.20% of the Fund’s average daily net assets.  The expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

In addition, the information contained under “Example” on page 9 of the Prospectus is superceded as follows:

1 Year

3 Years

5 Years

10 Years

Total Return Bond Fund

$20

  $132

  $253

  $607

Investment Grade Bond Fund

$20

  $156

  $304

  $734

This Supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is May 11, 2005.